EXHIBIT 4.01

Number                                                                    Shares
 AEP                                                                 __________


                       ADELPHIA COMMUNICATIONS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

7.5% SERIES E CONVERTIBLE                    CUSIP 006848  50  1
PREFERRED STOCK                              SEE REVERSE FOR CERTAIN DEFINITIONS
(LIQUIDATION PREFERENCE $25 PER SHARE)
         This is to Certify that


         is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 7.5% SERIES E MANDATORY CONVERTIBLE PREFERRED STOCK (LIQUIDATION PREFERENCE $25 PER SHARE) OF THE PAR VALUE OF ONE CENT PER SHARE OF ADELPHIA COMMUNICATIONS CORPORATION transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED:

[SEAL]        /s/ MICHAEL J. RIGAS                             /s/ JOHN J. RIGAS
                  Michael J. Rigas                                 John J. Rigas
                  Executive Vice President and Secretary           President

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY
         TRANSFER AGENT AND REGISTRAR

By:      AUTHORIZED SIGNATURE

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ADELPHIA COMMUNICATIONS CORPORATION will furnish to any stockholder upon request to its principal office, and without charge, a full statement of the designations, preferences, limitations and relative rights of each class authorized, and of the variations in the relative rights and preferences between the shares of each preferred or special class in series, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common       UNIF GIFT MIN ACT Custodian
                                                       ----------
                                                        (Cust)           (Minor)
TEN ENT  - as tenants by the entireties                 under Uniform Gifts to
                                                        Minors
JT TEN   - as joint tenants with right                  Act
                    of survivorship and not as                  (State)
                    tenants in common
     Additional abbreviations may also be used though not in the above list.

    For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee
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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                               ---------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ------------------
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

                          NOTICE OF ELECTION TO CONVERT

         The undersigned hereby irrevocably exercise(s) the right to convert _____ Shares of the 7.5% Series E Mandatory Convertible Preferred Stock ($25 Liquidation Preference Per Share) represented by this certificate into Class A Common Stock of Adelphia Communications Corporation in accordance with the terms of the 7.5% Series E Mandatory Convertible Preferred Stock ($25 Liquidation Preference Per Share) relating thereto.

Date:                                 Signature:
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